                              AMENDMENT NO. 1 TO
                              [LICENSE] AGREEMENT

     This Amendment No. 1 to the Agreement (this "Amendment") is made and entered into as of January 1, 2000, by and between Jon D. Darmstadter ("Licensor") and The Children's Beverage Group, a Delaware corporation ("Licensee").

                                   RECITALS

     A. Licensor and Licensee entered into that certain Agreement dated September 14, 1999 (the "Contract").

     B. Pursuant to Section 3 of the Contract, Licensor is entitled to certain payments to be determined.

     C. The parties desire to modify the provisions of the Contract as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises contained herein, Stockholders and Trustee agree as follows:

     1. Amendment to Section 3 of the Contract. Section 3 of the Contract is hereby amended by deleting subsections A. and B. and substituting therefor the following:

          "A. License Payment. For the license granted in Paragraph 2. of this Agreement, the Licensee shall pay Licensor an annual fee equal to $1.00."

     In addition, subsection 3.C. shall be renumbered and become subsection 3.B.

     2. Effectiveness of Contract. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Contract, or any amendment or addendum thereto. In the event of any conflict between the Contract, this Amendment or any other amendment or addendum thereof, the document later in time shall prevail.

     3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        By:  /s/ Jon Darmstater
                                             -----------------------------------
                                             JON D. DARMSTADTER


                                        THE CHILDREN'S BEVERAGE GROUP, INC.



                                        By:  /s/ Edward R. Ferry
                                             -----------------------------------
                                             Edward R. Ferry, Authorized Officer